UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2011

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On November 21, 2011 (the “Dividend Payment Date”), Marriott International, Inc. (“Marriott” and together with its subsidiaries “we,” “us” or the “Company”) completed a spin-off (the “Spin-off”) of our timeshare operations and timeshare development business through a special tax-free dividend to our shareholders of all of the issued and outstanding common stock of our wholly owned subsidiary Marriott Vacations Worldwide Corporation (“MVW”). MVW will focus on the timeshare business and, under license agreements with us, will be both the exclusive developer and operator of timeshare, fractional, and related products under the Marriott brand and the exclusive developer of fractional and related products under The Ritz-Carlton brand. MVW filed a Registration Statement on Form 10 with the Securities and Exchange Commission (the “SEC”) describing the Spin-off that was declared effective on October 27, 2011.

MVW is now an independent company whose common shares are listed on the New York Stock Exchange under the symbol “VAC”. On the Dividend Payment Date, Marriott shareholders of record as of the close of business on November 10, 2011 received one share of MVW common stock for every ten shares of Marriott common stock. Fractional shares of MVW common stock to which Marriott shareholders of record would have otherwise been entitled will be aggregated and sold in the open market, and shareholders will receive cash payments in lieu of those fractional shares.

As of the Dividend Payment Date, Marriott does not beneficially own any shares of MVW common stock and will not consolidate MVW’s financial results for periods after the Dividend Payment Date as part of its financial reporting. However, because of Marriott’s significant continuing involvement in MVW future operations (by virtue of the license and other agreements between Marriott and MVW), MVW’s historical financial results for periods prior to the Dividend Payment Date will continue to be included in Marriott’s historical financial results as a component of continuing operations.

In connection with the Spin-off, we entered into several agreements with MVW, and, in some cases, certain of its subsidiaries, that will govern our post-Spin-off relationship with MVW, including a Separation and Distribution Agreement, two License Agreements for the use of Marriott and Ritz-Carlton marks and intellectual property, an Employee Benefits and Other Employment Matters Allocation Agreement, a Tax Sharing and Indemnification Agreement, a Marriott Rewards Affiliation Agreement, and a Non-Competition Agreement. The following summary of those agreements is qualified in its entirety by reference to the full text of the agreements which are filed as Exhibits to this Current Report on Form 8-K and are hereby incorporated by reference.

Separation and Distribution Agreement

On November 17, 2011, we entered into a Separation and Distribution Agreement with MVW, Marriott Ownership Resorts, Inc., Marriott Resorts Hospitality Corporation, MVCI Asia Pacific Pte. Ltd. and MVCO Series LLC, which sets forth the principal actions taken in connection with the Spin-off, including the internal reorganization. It also sets forth other agreements that govern certain aspects of our continued relationship with MVW following the Spin-off.

License Agreements for Marriott and Ritz-Carlton Marks and Intellectual Property

On November 17, 2011, we and Marriott Worldwide Corporation entered into a License, Services and Development Agreement with MVW, and The Ritz-Carlton Hotel Company, L.L.C. and MVW entered into a License, Services and Development Agreement (together the “License Agreements”). These License Agreements grant MVW the exclusive right, for their respective terms, to use certain Marriott and Ritz-Carlton marks and intellectual property in MVW’s timeshare and fractional ownership interests business, the exclusive right to use the Grand Residences by Marriott marks and intellectual property in MVW’s residential real estate business and the non-exclusive right to use certain Ritz-Carlton marks and intellectual property in MVW’s residential real estate development business.

Employee Benefits and Other Employment Matters Allocation Agreement

On November 17, 2011, we entered into an Employee Benefits and Other Employment Matters Allocation Agreement with MVW, which sets forth our agreement with MVW on the allocation of employees and obligations and responsibilities for compensation, benefits and labor matters.

Tax Sharing and Indemnification Agreement

On November 17, 2011, we entered into a Tax Sharing and Indemnification Agreement with MVW, which describes the methodology for allocating between MVW and ourselves responsibility for federal, state, local and foreign income and other taxes relating to taxable periods before and after the Spin-off. This agreement also provides that if the Spin-off fails to qualify for the tax treatment stated in the ruling we received from the U.S. Internal Revenue Service, taxes imposed on us or that we incur related to the distribution will be allocated between MVW and us and each will indemnify and hold harmless the other from and against the taxes so allocated.

Marriott Rewards Affiliation Agreement

On November 17, 2011, we and Marriott Rewards, LLC entered into a Marriott Rewards Affiliation Agreement with MVW and Marriott Ownership Resorts, Inc., which provides MVW and its subsidiaries with the ability to continue their participation in the Marriott Rewards guest loyalty program, including the ability to issue and use Marriott Rewards Points following the Spin-off.

Non-Competition Agreement

On November 17, 2011, we entered into a Non-Competition Agreement with MVW, which generally prohibits us and our subsidiaries from engaging in the timeshare and fractional ownership interest and residential real estate businesses and prohibits MVW and its subsidiaries from engaging in the hotel business.

You can find more extensive summaries of each of the foregoing agreements in the Information Statement that MVW filed with the SEC on October 25, 2011 as Exhibit 99.1 to MVW’s Registration Statement on Form 10 (File No. 001-35219), in the section entitled “Certain Relationships and Related Party Transactions” under the following subsections, each of which we incorporate herein by reference: “—Separation and Distribution Agreement,” “—License Agreements for Marriott and Ritz-Carlton Marks and Intellectual Property,” “—Employee Benefits and Other Employment Matters Allocation Agreement,” “—Tax Sharing and Indemnification Agreement,” “—Marriott Rewards Affiliation Agreement,” and “—Non-Competition Agreement.” In those summaries MVW generally uses the increasingly common term “vacation ownership” in place of the term “timeshare.” We continue to use “timeshare” in this report to be consistent with our prior filings. In addition, in the summary of the Employee Benefits and Other Employment Matters Allocation Agreement, the adjustments of outstanding stock options and stock appreciation rights should refer to the relative value of (1) as applicable, Marriott common stock, ex dividend or MVW common stock, when issued, at the close of trading on November 21, 2011, to (2) Marriott common stock with due bills at the close of trading on November 18, 2011.

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

On November 21, 2011, we completed the Spin-off of our timeshare operations and timeshare development business through a special tax-free dividend to our shareholders of all of the issued and outstanding common stock of our wholly owned subsidiary MVW. We incorporate the information included in Item 1.01 of this Current Report by reference in this Item 2.01.

ITEM 9.01. Financial Statements and Exhibits.

(b) Marriott International, Inc. Unaudited Pro Forma Condensed Consolidated Financial Information

We are filing our unaudited pro forma condensed consolidated statements of operations for the thirty-six weeks ended September 9, 2011 and for the fiscal year ended December 31, 2010, our unaudited pro forma condensed consolidated balance sheet as of September 9, 2011 and our supplemental unaudited pro forma condensed consolidated statements of operations for the twelve weeks ended September 9, 2011, June 17, 2011 and March 25, 2011 as Exhibit 99.2 to this Current Report.

(d) Exhibits. We are filing the following exhibits with this report:

Exhibit 2.1	-	Separation and Distribution Agreement entered into on November 17, 2011, among Marriott, MVW, Marriott Ownership Resorts, Inc., Marriott Resorts Hospitality Corporation, MVCI Asia Pacific Pte. Ltd. and MVCO Series LLC.

Exhibit 10.1	-	License, Services and Development Agreement entered into on November 17, 2011, among Marriott, Marriott Worldwide Corporation, MVW and the other signatories thereto.

Exhibit 10.2	-	License, Services and Development Agreement entered into on November 17, 2011, among The Ritz-Carlton Hotel Company, L.L.C., MVW and the other signatories thereto.

Exhibit 10.3	-	Employee Benefits and Other Employment Matters Allocation Agreement entered into on November 17, 2011, between Marriott and MVW.

Exhibit 10.4	-	Tax Sharing and Indemnification Agreement entered into on November 17, 2011, between Marriott and MVW.

Exhibit 10.5	-	Marriott Rewards Affiliation Agreement entered into on November 17, 2011, among Marriott, Marriott Rewards, LLC, MVW, Marriott Ownership Resorts, Inc. and the other signatories thereto.

Exhibit 10.6	-	Non-Competition Agreement entered into on November 17, 2011, between Marriott and MVW.

Exhibit 99.1	-	Press release issued on November 21, 2011, announcing the completion of the Spin-off.

Exhibit 99.2	-	Marriott Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: November 21, 2011	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement entered into on November 17, 2011, among Marriott International, Inc. (“Marriott”), Marriott Vacations Worldwide Corporation (“MVW”), Marriott Ownership Resorts, Inc., Marriott Resorts Hospitality Corporation, MVCI Asia Pacific Pte. Ltd. and MVCO Series LLC.

10.1	License, Services and Development Agreement entered into on November 17, 2011, among Marriott, Marriott Worldwide Corporation, MVW and the other signatories thereto.

10.2	License, Services and Development Agreement entered into on November 17, 2011, among The Ritz-Carlton Hotel Company, L.L.C., MVW and the other signatories thereto.

10.3	Employee Benefits and Other Employment Matters Allocation Agreement entered into on November 17, 2011, between Marriott and MVW.

10.4	Tax Sharing and Indemnification Agreement entered into on November 17, 2011, between Marriott and MVW.

10.5	Marriott Rewards Affiliation Agreement entered into on November 17, 2011, among Marriott, Marriott Rewards, LLC, MVW, Marriott Ownership Resorts, Inc. and the other signatories thereto.

10.6	Non-Competition Agreement entered into on November 17, 2011, between Marriott and MVW.

99.1	Press release issued on November 21, 2011, announcing the completion of the Spin-off.

99.2	Marriott Unaudited Pro Forma Condensed Consolidated Financial Information.

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